                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Tod R. Hamachek and Jennifer L. Good and each of them, severally as attorney-in-fact for him or her in any and all capacities, to sign the Annual Report on Form 10-K of Penwest Pharmaceuticals Co. for the fiscal year ended December 31, 1998, and to file same and any amendments, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done virtue hereof.

SIGNATURE                                                     DATE
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/s/ Paul E. Freiman                                           March 20, 1999
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Paul E. Freiman, Director


/s/ Jere E. Goyan, Ph.d.                                      March 20, 1999
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Jere E. Goyan, Ph.D., Director


/s/ Rolf H. Henel                                             March 20, 1999
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Rolf H. Henel, Director


/s/ Robert J. Hennessey                                       March 20, 1999
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Robert J. Hennessey, Director


/s/ N. Stewart Rogers                                         March 20, 1999
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N. Stewart Rogers, Director


/s/ John N. Staniforth, Ph.d.                                 March 20, 1999
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John N. Staniforth, Ph.D., Director


/s/ Anne M. Vanlent                                           March 20, 1999
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Anne M. VanLent, Director